UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 15, 2012
COMMERCIAL NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Pennsylvania	0-18676	25-1623213
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Ligonier Street, Latrobe, PA		15650
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 724-539-3501

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07 -SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 15, 2012, Commercial National Financial Corporation ( the “Corporation”) held its 2012 Annual Meeting of Shareholders. At the annual meeting, two matters were submitted to a vote of shareholders.  Proposal number one was the election of three nominees to the Board of Directors of the Corporation for terms expiring in 2015.  Proposal number two was the ratification of the selection of the independent registered public accountants for the fiscal year 2012. Set forth below, are the results of the voting for the two proposals.

    Proposal No 1- Election of Directors

Director	For	Withheld	Broker Non-Votes

Gregg E.Hunter	1,843,444	3,255	377,312
Debra L. Spatola	1,841,244	5,455	377,312
George V. Welty	1,842,783	3,916	377,312

Proposal No-2- Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2012

Ratification of the appointment of ParenteBeard LLC, as independent auditors:

For	Against	Abstain
2,206,263	3,833	13,915

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial National Financial Corporation
(Registrant)

Date: May 15, 2012	/s/	Gregg E. Hunter
Gregg E. Hunter
President and Chief Executive Officer